SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

                     Date of Report - October 18, 2005
                     ORRSTOWN FINANCIAL SERVICES, INC.
                    ----------------------------------
          (Exact name of registrant as specified in its charter)

 Pennsylvania                33-18888                        23-2530374
----------------         -----------------                 -------------
(State or other           (Commission File                 (IRS Employer
jurisdiction of                Number)                    Identification
incorporation)                                                 Number)


77 East King Street
P. O. Box 250, Shippensburg, Pennsylvania                       17257
-----------------------------------------                   ------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:       (717) 532-6114
                                                          --------------



                                    N/A
        -----------------------------------------------------------
       (Former name or former address, if changed since last report)

















                        Page 1 of 7 Numbered Pages
                     Index to Exhibits Found on Page 5
Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Not Applicable.

Item 2.02 Result of Operations - Financial Condition.

          Orrstown Financial Services, Inc. (OTC Bulletin Board:
        ORRF), the parent company of Orrstown Bank, has announced third quarter 2005 earnings of $2,762,000, or $.51 per share versus $1,966,000, or $.37 per share for the third quarter of 2004.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.

Item 4.01 Change in Accountants.

          Not Applicable.

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                 Index to Exhibits Found on Page 5

Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Not Applicable.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          Not Applicable.

Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

               99   News Release, dated October 18, 2005 of
Orrstown
                    Financial Services, Inc.










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                 Index to Exhibits Found on Page 5

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ORRSTOWN FINANCIAL SERVICES, INC.
                              (Registrant)


Dated:  October 18, 2005      /S/Bradley S. Everly
                              -----------------------------
                              Bradley S. Everly
                              Senior Vice President & CFO
                              Chief Financial Officer






































                    Page 4 of 7 Numbered Pages
                 Index to Exhibits Found on Page 5



                           EXHIBIT INDEX


                                                        Page
Number
                                                        In
Manually
 Exhibit                                               Signed
Original

   99             News Release, dated October 18, 2005,
                  of Orrstown Financial Services,
                  Inc.                                        6










































                    Page 5 of 7 Numbered Pages
                 Index to Exhibits Found on Page 5
                                                                 Exhibit 99

                     Orrstown Financial Services, Inc.


FOR IMMEDIATE RELEASE                                     CONTACT:
                                                           Robert J. Gentry
                                                             Vice President
                                                      Director of Marketing
                                                         717-530-3545 Phone
                                                           717-530-5664 Fax
                     Orrstown Financial Services, Inc.
                   Reports Record Third Quarter Earnings


      Shippensburg, PA (October 18, 2005) - Orrstown Financial Services, Inc. (OTC Bulletin Board: ORRF), the parent company of Orrstown Bank, has announced third quarter 2005 earnings of $2,762,000, or $.51 per share versus $1,966,000, or $.37 per share for the third quarter of 2004. This represents a 40.5% increase in third quarter earnings compared to the prior year. Net income for the nine months ended September 30, 2005 was
$7,493,000,  or  an  32.3%  increase over the $5,663,000  earned  in  2004.
Earnings per share grew 31.1% from $1.06 per share for the first nine months of 2004 to $1.39 for the first nine months of 2005.
      The 2005 third quarter cash dividend declared was $.15 per share versus $.1238 per share during the third quarter of 2004, which reflects a 21.2% increase. Dividends declared for the nine months ended September 30, 2005 totaled $.4233 per share versus $.3524 per share for the same period in 2004, or an increase of 20.1%. All per share amounts have been restated to reflect the 5% stock dividend of June 2005.
      Return on average assets and return on average equity were 1.92% and 20.04% respectively for the third quarter of 2005 versus 1.53% and 16.77% respectively for the third quarter of 2004.
      Net interest income rose $2,847,000, or 20.5% to $16,716,000 during the first nine months of 2005 versus $13,869,000 for the first nine months of 2004. Non-interest income, excluding securities transactions, increased $1,873,000, or 37.0% to $6,937,000 during the first nine months of 2005 versus the $5,064,000 generated a year earlier.
      "Our results this year are again validating the business model we employ," commented Kenneth R. Shoemaker, President and Chief Executive Officer. "We strive to attract talented and dedicated staff and give them the opportunity to succeed. We remain committed to providing our customers with the best banking experience possible as we maintain our tradition of excellence."

                                -- MORE --



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                     Index to Exhibits Found on Page 5



     With over $580 million in assets, Orrstown Financial Services, Inc. and its subsidiary, Orrstown Bank, provide a full range of consumer and business financial services through fourteen banking offices and four remote service facilities located in Cumberland and Franklin Counties of Pennsylvania. Orrstown Financial Services, Inc.'s stock is traded in the over-the-counter market under the symbol ORRF.

A summary of financial highlights follows:

For Quarter Ended:              September 30,     September 30,   % Change
                                         2005              2004
Net Income                         $2,762,000        $1,966,000    + 40.5%
Primary Earnings Per Share               $.51              $.37    + 37.8%
Diluted Earnings Per Share               $.49              $.35    + 40.0%
Dividends Per Share                      $.15            $.1238    + 21.2%
Return on Assets                        1.92%             1.53%
Return on Equity                       20.04%            16.77%

For Nine Months Ended:          September 30,     September 30,   % Change
                                         2005              2004
Net Income                         $7,493,000        $5,663,000    + 32.3%
Primary Earnings Per Share              $1.39             $1.06    + 31.1%
Diluted Earnings Per Share              $1.33             $1.02    + 30.4%
Dividends Per Share                    $.4233            $.3524    + 20.1%
Return on Assets                        1.84%             1.54%
Return on Equity                       19.11%            16.62%

Balance Sheet Highlights:       September 30,     September 30,   % Change
                                         2005              2004
Assets                           $581,180,000      $519,403,000    + 11.9%
Loans, Gross                     $439,206,000      $379,021,000    + 15.9%
Deposits                         $452,288,000      $397,411,000    + 13.8%
Equity                          $  55,219,000     $  47,435,000    + 16.4%

Certain statements in this release may constitute "forward looking statements" under the Private Securities Litigation Reform Act of 1995, which involve risk and uncertainties. Orrstown Financial's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, and government regulation.

                                      # # #
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